                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                    AMENDMENT NO. 1, CONSENT, WAIVER AND AGREEMENT dated as of
               August 19, 2005 (this "AMENDMENT"), to the Credit Agreement dated as of April 1, 2005 (the "CREDIT AGREEMENT"), among AMI SEMICONDUCTOR, INC., a Delaware corporation (the "BORROWER"), AMIS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT" ) for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

     B. Holdings and the Borrower have informed the Administrative Agent that Holdings and the Borrower, including through one or more existing or newly formed Wholly Owned Subsidiaries that are Foreign Subsidiaries (each a "TRANSACTION SUBSIDIARY"), intend to acquire (the "ACQUISITION") from Flextronics Semiconductor, Inc., a corporation organized under the laws of Delaware, and certain of its affiliates (collectively, the "SELLERS"), the assets comprising the mixed signal, peripheral imaging components and digital businesses of the Sellers (the "ACQUIRED BUSINESS"), pursuant to one or more asset purchase agreements (as the same may be amended from time to time on or prior to the Supplemental Term Loan Closing Date (as defined below), the "PURCHASE AGREEMENTS") among the Borrower, certain affiliates of the Borrower and the Sellers, for aggregate cash consideration of approximately $135,000,000 (subject to adjustment in accordance with the Purchase Agreements, the "ACQUISITION CONSIDERATION").

     C. In connection with the foregoing, Holdings and the Borrower have requested that (i) senior secured supplemental term loans (the "SUPPLEMENTAL TERM LOANS") be made to the Borrower by certain financial institutions (the "SUPPLEMENTAL TERM LENDERS") in an aggregate principal amount of $110,000,000, the proceeds of which will be used to finance in part the Acquisition and to pay related fees and expenses and the terms of which shall be identical to the existing Term Loans outstanding under the Credit Agreement, and (ii) the Required Lenders (a) consent to the Acquisition, (b) waive compliance by Holdings and the Borrower with certain provisions of the Credit Agreement in connection therewith and (c) agree to waive and amend certain provisions of the Credit Agreement as provided herein.

     D. Holdings and the Borrower have further informed the Administrative Agent that, following the consummation of the Acquisition, Holdings and the Borrower, including through one or more Wholly Owned Subsidiaries, propose to sell the "System on a Chip" business acquired pursuant to the Acquisition (the "SOC SALE"). Holdings and the Borrower anticipate that the SOC Sale will generate Net Cash Proceeds of up to $10,000,000.

     E. Holdings and the Borrower have also informed the Administrative Agent that AMI Acquisition II LLC, a Wholly Owned Subsidiary of the Borrower ("AMI ACQUISITION II"), proposes to merge with and into the Borrower (the "PROPOSED MERGER"). AMI Acquisition II and the Borrower each holds a 5% general membership interest in Emma Mixed Signal C.V. ("EMMA") and AMI Acquisition LLC, another Wholly Owned Subsidiary of the Borrower ("AMI

ACQUISITION"), holds a 90% limited membership interest in Emma. Following the consummation of the Proposed Merger, the Borrower will hold a 10% general membership interest in Emma, and modifications will be made to Emma's constitutive documents (or shareholders' agreements relating thereto) such that AMI Acquisition will hold 90% of the voting interests in Emma and the Borrower will hold 10% of the voting interests in Emma (the "VOTING INTEREST REALIGNMENT").

     F. The Supplemental Term Lenders are willing to make the Supplemental Term Loans and the Required Lenders are willing to grant such consents and waivers and to agree to such amendments, in each case on the terms and subject to the conditions set forth herein.

     G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. SUPPLEMENTAL TERM LOANS. (a) Subject to the terms and conditions set forth herein and relying upon the representations and warranties set forth herein and in the other Loan Documents, each Supplemental Term Lender agrees, severally and not jointly, to make a Supplemental Term Loan to the Borrower on the Supplemental Term Loan Closing Date in a principal amount not to exceed the commitment of such Supplemental Term Lender to make Supplemental Term Loans as set forth on Schedule I hereto.

     (b) The Borrower will use the proceeds of the Supplemental Term Loans only for the purposes specified in the recitals to this Amendment.

     (c) Unless the context shall otherwise require, the terms "TERM LOANS" and "LOANS" as used in the Credit Agreement shall include the Supplemental Term Loans, and the terms "TERM LENDERS" and "LENDERS" as used herein and in the Credit Agreement shall include each Supplemental Term Lender (other than any Supplemental Term Lender that has ceased to be a party to the Credit Agreement pursuant to an Assignment and Acceptance).

     SECTION 2. CONSENT AND WAIVER. (a) The Required Lenders hereby consent to the Acquisition on substantially the terms described above, and hereby waive compliance by Holdings and the Borrower with the provisions of Sections 6.01, 6.04, 6.05 and 6.07 of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings, the Borrower and its Subsidiaries (i) to enter into the Purchase Agreements, to consummate the Acquisition, and to allocate, sell or otherwise transfer the assets acquired pursuant to the Acquisition between or amongst themselves and (ii) to capitalize the Transaction Subsidiaries and any intermediate Wholly Owned Subsidiary holding company, including by way of intercompany loans evidenced by one or more promissory notes pledged to the Collateral Agent for the ratable benefit of the Secured Parties to the extent required by the Loan Documents, for purposes of the foregoing.

     (b) The Required Lenders hereby consent to the SOC Sale, and hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.05 of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings, the Borrower and its Subsidiaries to enter into the definitive documentation in respect of the SOC Sale (the "SOC SALE DOCUMENTS") and to consummate the SOC Sale.

     (c) The Required Lenders and the Requisite Term Lenders (as defined below) hereby waive compliance by the Borrower with the provisions of Section 2.13(b) of the Credit Agreement to the extent (but only to the extent) that such Section would otherwise require the Borrower to prepay Term Loans with the Net Cash Proceeds of the SOC Sale. For purposes of this Amendment, "REQUISITE TERM LENDERS" shall mean Term Lenders under the Credit Agreement holding a majority of the aggregate principal amount of outstanding Term Loans (prior to giving effect to this Amendment and the making of the Supplemental Term Loans hereunder).

     (d) The Required Lenders hereby waive compliance by Holdings with the provisions of Section 6.14(a) of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings to enter into the Purchase Agreements and the SOC Sale Documents and exercise its rights and perform its obligations thereunder and capitalize its Subsidiaries, including by way of intercompany loans, to the extent contemplated by this Section 2.

     (e) The Required Lenders hereby consent to the Proposed Merger and hereby waive compliance by Holdings, the Borrower and its Subsidiaries with the Loan Documents (including Sections 6.05, 6.07 and 6.10 of the Credit Agreement and applicable provisions of the Foreign Pledge Agreement referred to in clause (a) of the definition of such term set forth in the Credit Agreement) to the extent (but only to the extent) necessary to permit AMI Acquisition II and the Borrower to enter into an agreement of merger in connection with the Proposed Merger and to consummate the Proposed Merger and the Voting Interest Realignment.

     (f) The Required Lenders hereby consent to the Collateral Agent and the relevant Loan Parties entering into amendments, restatements or supplements to the Foreign Pledge Agreements to the extent (but only to the extent) necessary to secure the Supplemental Term Loans as additional obligations thereunder and permit the Voting Interest Realignment and the other transactions contemplated hereby.

     SECTION 3. AMENDMENTS. (a) The definition of the term "Consolidated Operating Income" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase "or Flextronics Acquisition Transaction Costs" at the end of clause (f) therein.

     (b) The definition of the term "Excess Cash Flow" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase "and the Flextronics Acquisition Transaction Costs" after the phrase "including the Transaction Costs" in the parenthetical set forth in clause (b)(vi) therein.

     (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

                    (i) ""FLEXTRONICS ACQUISITION TRANSACTION COSTS" shall mean the fees and expenses paid by Holdings or the Borrower in connection with the acquisition of the assets comprising the mixed signal, peripheral imaging components and digital businesses of Flextronics Semiconductor, Inc. and certain of its Affiliates."

     (d) Effective upon the making of the Supplemental Term Loans on the Supplemental Term Loan Closing Date, the table appearing in Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          Date                 Amount
          ----                 ------
June 30, 2005             $    525,000.00
September 30, 2005        $    800,000.00
December 31, 2005         $    800,000.00
March 31, 2006            $    800,000.00
June 30, 2006             $    800,000.00
September 30, 2006        $    800,000.00
December 31, 2006         $    800,000.00
March 31, 2007            $    800,000.00
June 30, 2007             $    800,000.00
September 30, 2007        $    800,000.00
December 31, 2007         $    800,000.00
March 31, 2008            $    800,000.00
June 30, 2008             $    800,000.00
September 30, 2008        $    800,000.00
December 31, 2008         $    800,000.00
March 31, 2009            $    800,000.00
June 30, 2009             $    800,000.00
September 30, 2009        $    800,000.00
December 31, 2009         $    800,000.00
March 31, 2010            $    800,000.00
June 30, 2010             $    800,000.00
September 30, 2010        $    800,000.00
December 31, 2010         $    800,000.00
March 31, 2011            $    800,000.00
June 30, 2011             $    800,000.00
September 30, 2011        $    800,000.00
December 31, 2011         $    800,000.00
Term Loan Maturity Date   $298,675,000.00
                          ---------------
TOTAL:                    $320,000,000.00
                          ---------------

     (e) The proviso appearing at the end of Section 2.13(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "; provided, however, that (i) the amount of such prepayment shall be reduced to 25% of such Excess Cash Flow if the Senior Leverage Ratio at the end of such fiscal year shall be less than 1.75 to 1.00, but greater than or equal to 1.50 to 1.00, and (ii) such prepayment shall not be required if the Senior Leverage Ratio at the end of such fiscal year shall be less than
     1.50 to 1.00."

     (f) Section 6.05 of the Credit Agreement is hereby amended by deleting the parenthetical "(or agree to do any of the foregoing at any future time)" from both places it appears in the lead-in paragraph thereof.

     SECTION 4. OTHER AGREEMENTS. Holdings, the Borrower and the Required Lenders hereby agree that:

     (a) for all purposes of the Credit Agreement, the Acquisition shall be deemed to constitute a "Permitted Acquisition", but shall be deemed not to have utilized any portion of the basket described in clause (b)(iii)(y) of the proviso to the definition of the term "Permitted Acquisition";

     (b) no portion of any basket provided for in Section 6.01 or 6.04 of the Credit Agreement shall be deemed utilized by the capitalization of any Transaction Subsidiary (and any intermediate Wholly Owned Subsidiary holding company) by Holdings, the Borrower or any of its Subsidiaries, including by way of intercompany debt, to the extent contemplated by Section 2 hereof;

     (c) no portion of any basket provided for in Section 6.05(a) of the Credit Agreement shall be deemed utilized by the receipt of the Net Cash Proceeds from the SOC Sale;

     (d) in addition to investments, including intercompany loans, contemplated by Section 2 hereof, the Loan Parties may invest, including by way of intercompany loans, an additional $10,000,000 in the Transaction Subsidiaries (and any intermediate Wholly Owned Subsidiary holding companies) and any such investment or loan shall be deemed not to utilize any portion of any basket provided for in Section 6.01 or 6.04 of the Credit Agreement;

     (e) the allocation, sale or other transfer of the assets acquired pursuant to the Acquisition between or among Holdings, the Borrower and its Subsidiaries shall be deemed not to constitute an Asset Sale or the acquisition of an asset for purposes of the Credit Agreement;

     (f) contemporaneously with the closing of the SOC Sale, the assets sold pursuant to the SOC Sale shall be deemed to have been automatically released from the Liens created pursuant to the Security Documents, and the Administrative Agent and the Collateral Agent are hereby authorized to take any action deemed appropriate to effect the foregoing;

     (g) contemporaneously with the consummation of the Proposed Merger, the interests of AMI Acquisition and AMI Acquisition II in Emma shall be deemed to have been automatically released from the Liens created pursuant to the Security Documents, and the Administrative Agent and the Collateral Agent are hereby authorized to take any action deemed appropriate to effect the foregoing;

     (h) promptly following the consummation of the Proposed Merger, the Borrower shall cause (x) the financial interests of AMI Acquisition in Emma to be pledged to the Collateral Agent to secure the Obligations and (y) a power of attorney to be issued to the Collateral Agent granting to the Collateral Agent the authority to vote 65% of the voting interest in Emma, in each case pursuant to a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent; and

     (i) the obligations of Holdings, the Borrower or any of its Subsidiaries to pay up to $10,000,000 of the revenues attributable to the assets acquired pursuant to the "DSP Acquisition" consummated on or about November 12, 2004 to any Governmental Authority in Canada pursuant to certain government aid agreements shall be deemed not to constitute Indebtedness for purposes of the Credit Agreement.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders (including the Supplemental Term Lenders), the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment and the transactions contemplated hereby, (a) this Amendment has been duly executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (with the reference to the "Transactions" in Section 3.02 of the Credit Agreement being deemed for this purpose to include the Acquisition and the other transactions contemplated hereby and the reference in such Section to "including the borrowings hereunder" being deemed to include the borrowings of the Supplemental Term Loans hereunder), and (c) no Default or Event of Default has occurred and is continuing.

     SECTION 6. CONDITIONS TO THE MAKING OF SUPPLEMENTAL TERM LOANS. The obligations of the Supplemental Term Lenders to make Supplemental Term Loans are subject to the satisfaction of the following conditions on the date, occurring on or prior to November 1, 2005, of such Borrowing (such date, the "SUPPLEMENTAL TERM LOAN CLOSING DATE"):

     (a) The Administrative Agent shall have received a notice of the Borrowing in respect of the Supplemental Term Loans that satisfies the requirements of
Section 2.03 of the Credit Agreement (with the reference to the Closing Date in the first and second sentences thereof deemed to be a reference to the Supplemental Term Loan Closing Date).

     (b) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document (including this Amendment) shall be true and correct in all material respects on and as of the Supplemental Term Loan Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) (i) The Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions set forth herein, in the Credit Agreement and in each other Loan Document on its part to be observed or performed on or prior to the Supplemental Term Loan Closing Date, (ii) the Borrower shall be in Pro Forma Compliance after giving effect to the Acquisition and the making of the Supplemental Term Loans and (iii) at the time of and immediately after the making of the Supplemental Term Loans, no Event of Default or Default shall have occurred and be continuing.

     (d) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of (i) Davis Polk & Wardwell, special counsel for the Borrower, (ii) Darlene Gerry, Senior Vice President, General Counsel and Secretary for Holdings and the Borrower and (iii) each local counsel listed on Schedule II hereto, in each case (A) dated the Supplemental Term Loan Closing Date, (B) addressed to the Administrative Agent and the Lenders and (C) covering such matters relating to this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request and in form and substance reasonably satisfactory to the Administrative Agent, and Holdings and the Borrower hereby request such counsel to deliver such opinions.

     (e) All legal matters incident to this Amendment and to the Borrowing of the Supplemental Term Loans shall be reasonably satisfactory to the Lenders and to the Administrative Agent.

     (f) The Administrative Agent shall have received (i) an omnibus certificate, dated the Supplemental Term Loan Closing Date and signed by the Secretary or Assistant Secretary of each Loan Party, certifying that (A) except as set forth on any schedule attached thereto, the certificate or articles of incorporation (or other equivalent formation document) of such Loan Party previously delivered on the Closing Date (or such later date on which such person became a Loan Party) have not been amended since the date of such delivery, (B) except as set forth on any schedule attached thereto, the by-laws (or other equivalent organizational document) of such Loan Party as in effect and delivered on the Closing Date (or such later date on which such person became a Loan Party) have not been amended since the date of such delivery, (C) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or other equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrower, the Acquisition and the Borrowing of the Supplemental Term Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (D) attached thereto is a certificate as to the good standing of such Loan Party as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and (E) as to the incumbency and specimen signature of each officer executing this Amendment, (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (i) above, and (iii) such other documents as the Lenders or the Administrative Agent may reasonably request.

     (g) The Administrative Agent shall have received a certificate, dated the Supplemental Term Loan Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of this Section 6.

     (h) The Administrative Agent shall have received, or shall receive substantially simultaneously with the Borrowing of the Supplemental Term Loans hereunder, all fees and other amounts due and payable on or prior to the Supplemental Term Loan Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

     (i) The Security Documents shall be in full force and effect on the Supplemental Term Loan Closing Date, and each document (including each Uniform Commercial Code financing statement and each recordation of modifications to the Mortgages reflecting, among other things, the making of the Supplemental Term Loans) required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded in order to create or continue in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid, legal and perfected first-priority Lien on, and security interest in, the Collateral (subject to any Liens expressly permitted by Section 6.02 of the Credit Agreement) shall have been delivered to the Collateral Agent. The Pledged Collateral (as defined in the Guarantee and Collateral Agreement) shall be duly and validly pledged under the Guarantee and Collateral Agreement to the Collateral Agent, for the benefit of the Secured Parties, and certificates representing such Pledged Collateral, accompanied by instruments of transfer and stock powers endorsed in blank, shall have been delivered to the Collateral Agent.

     (j) The Collateral Agent shall have received a certificate, dated the Supplemental Term Loan Closing Date and signed by a Responsible Officer of the Borrower, certifying that, except as set forth on any schedule attached thereto, the information set forth in the Perfection Certificate delivered to the Administrative Agent on the Closing Date is complete, correct and accurate as of the Supplemental Term Loan Closing Date.

     (k) The Acquisition shall have been consummated substantially simultaneously with the Borrowing of the Supplemental Term Loans in accordance with applicable law and the Purchase

Agreements (without giving effect to any modification or waiver of any material term or condition thereof not approved by the Administrative Agent).

     (l) Immediately after giving effect to this Amendment and the transactions contemplated hereby, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or preferred stock other than (a) the Loans and other extensions of credit under the Credit Agreement (including the Supplemental Term Loans) and (b) other Indebtedness permitted by the Credit Agreement.

     (m) The Administrative Agent shall have received the audited consolidated statement of net assets acquired, statement of revenues and direct and allocated expense and the related cash flows, including footnotes, of Flextronics Semiconductor, Inc. for the fiscal year ended March 31, 2005.

     (n) The Administrative Agent shall have received an unaudited pro forma consolidated balance sheet and related pro forma consolidated statement of income of Holdings and its Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal-quarter period for which financial statements have been delivered pursuant to the Credit Agreement, prepared after giving effect to the Acquisition and the other transactions contemplated hereby as if the Acquisition and such other transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such income statement), which financial statements shall not be materially inconsistent with the forecasts previously provided to the Administrative Agent.

     (o) All requisite material governmental authorities and material third parties shall have approved or consented to the Acquisition and the other transactions contemplated hereby to the extent required, all applicable appeal periods shall have expired and there shall be no litigation, governmental, administrative or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose materially burdensome conditions on the Acquisition or the other transactions contemplated hereby.

     (p) This Amendment shall have become effective in accordance with Section 7 below.

     SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) each Subsidiary Guarantor, (iv) the Required Lenders, (v) the Requisite Term Lenders and (vi) each Supplemental Term Lender.

     SECTION 8. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


     SECTION 11. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 12. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

     SECTION 13. REAFFIRMATION OF GUARANTIES AND SECURITY DOCUMENTS. Each Guarantor (and, to the extent applicable, the Borrower), by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) affirms and confirms its guaranty of all of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such guaranty, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, and that such Obligations shall include all Obligations in respect of the Supplemental Term Loans, and (c) affirms and confirms that all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Supplemental Term Loan Closing Date with the same effect as though made on and as of the Supplemental Term Loan Closing Date, except to the extent such representations and warranties expressly relate to an earlier date.

                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        AMI SEMICONDUCTOR, INC.,


                                        By /s/ DAVID A. HENRY
                                           -------------------------------------
                                        Name: David A. Henry
                                        Title: Senior Vice President,
                                               Chief Financial Officer


                                        AMIS HOLDINGS, INC.,


                                        By /s/ DAVID A. HENRY
                                           -------------------------------------
                                        Name: David A. Henry
                                        Title: Senior Vice President,
                                               Chief Financial Officer


                                        AMI ACQUISITION LLC,


                                        By /s/ DAVID A. HENRY
                                           -------------------------------------
                                        Name: David A. Henry
                                        Title: Secretary


                                        AMI ACQUISITION II LLC,


                                        By /s/ DAVID A. HENRY
                                           -------------------------------------
                                        Name: David A. Henry
                                        Title: Secretary


                                        AMIS FOREIGN HOLDINGS INC.,


                                        By /s/ DAVID A. HENRY
                                           -------------------------------------
                                        Name: David A. Henry
                                        Title: President

                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH
                                        (formerly known as Credit Suisse First
                                        Boston, acting through its Cayman
                                        Islands Branch), individually and as
                                        Administrative Agent and Collateral
                                        Agent,


                                        By /s/ VANESSA GOMEZ
                                           -------------------------------------
                                        Name: Vanessa Gomez
                                        Title: Vice President


                                        By /s/ DOREEN BARR
                                           -------------------------------------
                                        Name: Doreen Barr
                                        Title: Associate

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: ATM Floating Rate Fund
                                        By: INVESCO Senior Secured
                                        Management, Inc.
                                        As Sub-Advisor


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: ARES ENHANCED LOAN
                                        INVESTMENT STRATEGY, LTD.
                                        By: Ares Enhanced Loan Management, L.P.,
                                        Investment Manager
                                        By: Ares Enhanced Loan GP, LLC
                                        Its general partner


                                        By /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Ares VIII CLO Ltd.
                                        By: Ares CLO Management VIII, L.P.,
                                        Investment Manager
                                        By: Ares CLO GP VIII, LLC
                                        Its general partner


                                        By /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Ares IV CLO Ltd.
                                        By: Ares CLO Management IV, L.P.,
                                        Investment Manager
                                        By: Ares CLO GP IV, LLC
                                        Its managing member


                                        By /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Ares VII CLO Ltd.
                                        By: Ares CLO Management VII, L.P.,
                                        Investment Manager
                                        By: Ares CLO GP VII, LLC
                                        Its general partner


                                        By /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Ares IX CLO Ltd.
                                        By: Ares CLO Management IX, L.P.,
                                        Investment Manager
                                        By: Ares CLO GP IX, LLC
                                        Its general partner


                                        By /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Atrium Funding LLP


                                        By /s/ DAVID B. LERNER
                                           -------------------------------------
                                        Name: David B. Lerner
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Atrium Funding IV


                                        By /s/ DAVID B. LERNER
                                           -------------------------------------
                                        Name: David B. Lerner
                                        Title: Authorized Signatory

                                               SIGNATURE PAGE TO AMENDMENT NO. 1
                                          CONSENT, WAIVER AND AGREEMENT DATED AS
                                                  OF AUGUST 19, 2005, TO THE AMI
                                            SEMICONDUCTOR, INC. CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Avalon Capital LTD 3
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Asset Manager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Ballyrock CLO III
                                        Limited
                                        By: BALLYROCK Investment Advisors LLC
                                        As Collateral Manager


                                        By /s/ LISA RYMUT
                                           -------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Bank of America, N.A.


                                        By /s/ LEE A. MERKLE-RAYMOND
                                           -------------------------------------
                                        Name: Lee A. Merkle-Raymond
                                        Title: Managing Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Big Sky Senior Loan
                                        Fund, LTD.
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Blue Square Funding
                                        Limited Series 3


                                        By /s/ ALICE L. WAGNER
                                           -------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Centaurus Loan Trust
                                        By: Nomura Corporate Research and
                                        Asset Management, Inc.
                                        As Investment Advisor


                                        By /s/ ELIZABETH MACLEAN
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Charter View Portfolio
                                        By: INVESCO Senior Secured
                                        Management, Inc.
                                        As Investment Advisor


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Clydesdale
                                        Strategic CLO I, Ltd.
                                        By: Nomura Corporate Research and
                                        Asset Management, Inc.
                                        As Collateral Manager


                                        By /s/ ELIZABETH MACLEAN
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Costantinus Eaton
                                        Vance CDO V, Ltd.
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Diversified Credit
                                        Portfolio LTD
                                        By: INVESCO Senior Secured
                                        Management, Inc.
                                        As Investment Adviser


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eagle Loan Trust
                                        By: Stanfield Capital Partners, LLC
                                        As its Collateral Manager


                                        By /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance CDO III,
                                        Ltd.
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance CDO VI Ltd.
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance
                                        Floating-Rate Income Trust
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance
                                        Institutional Senior Loan Fund
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance Limited
                                        Duration Income Fund
                                        By: Eaton Vance Management
                                        As Investment Adviser


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance Senior
                                        Floating-Rate Trust
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005


                                        Name of Lender: Eaton Vance Senior
                                        Income Trust
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Eaton Vance Short
                                        Duration Diversified Income Fund
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: ELF Funding Trust I
                                        By: Highland Capital Management, L.P.,
                                        as Collateral Manager
                                        By: Strand Advisors, Inc., Its General
                                        Partner


                                        By /s/ DAVID W. LANCELOT
                                           -------------------------------------
                                        Name: David W. Lancelot
                                        Title: Treasurer Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Fidelity Advisor Series
                                        II: Fidelity Advisor Floating Rate High
                                        Income Fund


                                        By /s/ JOHN H. COSTELLO
                                           -------------------------------------
                                        Name: John H. Costello
                                        Title: Assistant Treasurer

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Fidelity Central
                                        Investment Portfolios LLC: Fidelity
                                        Floating Rate Central Investment
                                        Portfolio


                                        By /s/ JOHN H. COSTELLO
                                           -------------------------------------
                                        Name: John H. Costello
                                        Title: Assistant Treasurere

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: First Dominion Funding
                                        II


                                        By /s/ DAVID H. LERNER
                                           -------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Galaxy CLO 2003-1, Ltd.
                                        By: AIG Global Investment Corp,
                                        Its Collateral Manager


                                        By /s/ W. JEFFREY BAXTER
                                           -------------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: General Electric Capital
                                        Corporation


                                        By /s/ ROBERT KADLICK
                                           -------------------------------------
                                        Name: Robert Kadlick
                                        Title: Duly Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Grayson & Co
                                        By: Boston Management and Research
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: INVESCO EUROPEAN CDO
                                        I S.A.
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Collateral Manager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: KeyBank National
                                        Association


                                        By /s/ ROBERT W. BOSWELL
                                           -------------------------------------
                                        Name: Robert W. Boswell
                                        Title: Senior Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: KZH Soleil-2 LLC


                                        By /s/ SUSAN LEE
                                           -------------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Lehman Commercial Paper
                                        Inc.


                                        By /s/ V. PAUL ARZOULAN
                                           -------------------------------------
                                        Name: V. Paul Arzoulan
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Loan Funding IX LLC,
                                        for itself or as agent for Corporate
                                        Loan Funding IX LLC
                                        By: INVESCO Senior Secured Management,
                                        Inc. As Portfolio Manager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Loan Star State Trust
                                        By: Highland Capital Management, L.P.,
                                        As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its Investment Advisor


                                        By /s/ DAVID W. LANCELOT
                                           -------------------------------------
                                        Name: David W. Lancelot
                                        Title: Treasurer Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Madison Park Funding


                                        By /s/ DAVID H. LERNER
                                           -------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: NCRAM Loan Trust
                                        By: Nomura Corporate Research and Asset
                                        Management Inc. As Investment Adviser


                                        By /s/ ELIZABETH MACLEAN
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: North Fork Business
                                        Capital Corp


                                        By /s/ RON WALKER
                                           -------------------------------------
                                        Name: Ron Walker
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Robson Trust


                                        By /s/ DAVID H. LERNER
                                           -------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Sagamore CLO LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Collateral Manager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Saratorga CLO I, Limited
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Asset Manager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Senior Debt Portfolio
                                        By: Boston Management and Research as
                                        Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Senior Loan Fund
                                        Senior Loan Portfolio


                                        By /s/ TOM COLWELL
                                           -------------------------------------
                                        Name: Tom Colwell
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Sequils-Liberty, Ltd.
                                        By: INVESCO Senior Secured Management,
                                        Inc. As Collateral Sanager


                                        By /s/ JOSEPH ROTONDO
                                           -------------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Stanfield Vantage CLO,
                                        Ltd.
                                        By: Stanfield Capital partners, LLC
                                        As its Asset Manager


                                        By /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Sumitomo Mitsui Banking
                                        Corporation


                                        By /s/ YOSHIHIRO HYAKUTOME
                                           -------------------------------------
                                        Name: Yoshihiro Hyakutome
                                        Title: Joint General Manager

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005


                                        Name of Lender: Sun Life Assurance
                                        Company of Canada (US)
                                        By: GSO Capital Partners LP as
                                        Sub-Advisor


                                        By /s/ MELISSA MARANO
                                           -------------------------------------
                                        Name: Melissa Marano
                                        Title: Authorized Signatory

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: The Norinchukin Bank,
                                        New York Branch, through State Street
                                        Bank and Trust Company N.A. as
                                        Fiduciary Custodian
                                        By: Eaton Vance Management,
                                        Attorney-in-fact


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Tolli & Co.
                                        By: Eaton Vance Management
                                        As Investment Advisor


                                        By /s/ MICHAEL B. BOTTHOF
                                           -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: TRS Callisto LLC


                                        By /s/ ALICE L. WAGNER
                                           -------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Union Bank of
                                        California, N.A.


                                        By /s/ ALLAN B. MINER
                                           -------------------------------------
                                        Name: Allan B. Miner
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: US Bank National
                                        Association


                                        By /s/ JAMES W. HENKEN
                                           -------------------------------------
                                        Name: James W. Henken
                                        Title: Vice President

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Van Kampen Senior Income
                                        Trust
                                        By: Van Kampen Asset Management


                                        By /s/ CHRISTINA JAMIESON
                                           -------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Van Kampen Senior Loan
                                        Fund
                                        By: Van Kampen Asset Management


                                        By /s/ CHRISTINA JAMIESON
                                           -------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Wells Fargo Bank,
                                        National Association


                                        By /s/ LINDA K. ARMSTRONG
                                           -------------------------------------
                                        Name: Linda K. Armstrong
                                        Title: Vice President and Commercial
                                               Relationship Manager

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Windsor Loan Funding,
                                        Limited
                                        By: Stanfield Capital Partners LLC
                                        As its Investment Manager


                                        By /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                                     SIGNATURE PAGE TO AMENDMENT
                                             NO. 1 CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 19, 2005, TO
                                                     THE AMI SEMICONDUCTOR, INC.
                                                                CREDIT AGREEMENT
                                                       DATED AS OF APRIL 1, 2005

                                        Name of Lender: Zions First National
                                        Bank


                                        By /s/ RANDY QUINN
                                           -------------------------------------
                                        Name: Randy Quinn
                                        Title: Senior Vice President

                                                                      SCHEDULE I
                                                              TO AMENDMENT NO. 1

                    Supplemental Term Lenders and Commitments

                           SUPPLEMENTAL TERM LOAN
SUPPLEMENTAL TERM LENDER         COMMITMENT
------------------------   ----------------------
Credit Suisse                  $110,000,000.00
                               ---------------
TOTAL COMMITMENT:              $110,000,000.00
                               ===============

                                                                     SCHEDULE II
                                                              TO AMENDMENT NO. 1

                                  Local Counsel

1.   Hawley Troxell Ennis & Hawley LLP, special Idaho counsel

2. Any foreign local counsel opinion reasonably requested by the Administrative Agent